                                                                      EXHIBIT 24


                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                              HOWARD H. BAKER, JR.
                                              ----------------------------
                                              Howard H. Baker, Jr.

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                                   W. J. BOVAIRD
                                                   -----------------------
                                                   W. J. Bovaird

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                               W. L. LYONS BROWN, JR.
                                               ---------------------------
                                               W. L. Lyons Brown, Jr.

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                               ERNEST H. COCKRELL
                                               ---------------------------
                                               Ernest H. Cockrell

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                 HARRY H. CULLEN
                                                 -------------------------
                                                 Harry H. Cullen

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                                    ALFONSO FANJUL
                                                    -----------------------
                                                    Alfonso Fanjul

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                                  BERDON LAWRENCE
                                                  ------------------------
                                                  Berdon Lawrence

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                                  BRENT SCOWCROFT
                                                  ------------------------
                                                  Brent Scowcroft

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, PENNZOIL COMPANY, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 (the "Registration Statement") relating to the Pennzoil Company Savings and Investment Plan for Hourly Employees of the Company and 25,000 shares of common stock, par value $0.83-1/3 per share, of the Company issuable thereunder, with such amendments, supplements or appendices thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, as the case may be, of the Company, does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer or both, as the case may be, of the Company, the Registration Statement and any and all amendments, supplements or appendices thereto as said attorneys or any of them shall deem necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.





                                                    CYRIL WAGNER, JR.
                                                    -----------------------
                                                    Cyril Wagner, Jr.

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                    TERRY HEMEYER
                                                    -----------------------
                                                    Terry Hemeyer

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                DAVID P. ALDERSON, II
                                                ---------------------------
                                                David P. Alderson, II

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                   LINDA F. CONDIT
                                                   ------------------------
                                                   Linda F. Condit

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                  THOMAS M. HAMILTON
                                                  -------------------------
                                                  Thomas M. Hamilton

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                  HARRY C. MITCHELL
                                                  -------------------------
                                                  Harry C. Mitchell

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                    W. M. ROBB
                                                    -----------------------
                                                    W. M. Robb

                                PENNZOIL COMPANY

                               POWER OF ATTORNEY


                 WHEREAS, the Pennzoil Company Savings and Investment Plan for Hourly Employees ("Plan"), together with Pennzoil Company, a Delaware corporation ("Company"), intends to file with the Securities and Exchange Commission ("Commission") under the Securities Act of 1933, as amended, a Registration Statement on Form S-8 ("Registration Statement") relating to Plan and the Common Stock of the Company issuable pursuant to the Plan, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents having relation thereto;

                 NOW, THEREFORE, the undersigned in his capacity as a member of the Administrative Committee of the Savings and Investment Plan for Hourly Employees ("Committee"), does hereby appoint DAVID P. ALDERSON, II, MARK A. MALINSKI and JAMES L. PATE, and each of them severally, his true and lawful attorney or attorneys with power to act with or without the others and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a member of the Committee, the Registration Statement and any and all amendments thereto as said attorneys or any of them shall deem necessary or appropriate, together with all instruments, exhibits or other documents necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done to the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                 IN WITNESS WHEREOF, the undersigned has executed this instrument on this 19th day of May, 1994.




                                                  JAMES W. SHADDIX
                                                  -------------------------
                                                  James W. Shaddix